UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 27, 2003

                  American General Mortgage Loan Trust 2003-1,
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
               (Exact name of registrant as specified in charter)

New York                      333-87146-01                  30-0183660
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)


601 NW Second Street Evansville, IN                         47708
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 812-424-8031

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                         American General Mortgage Loan Trust 2003-1
                   Mortgage Loan Asset-Backed Pass-Through Certificates
                                         Series 2003-1

     On October 27, 2003,  Bank One,  N.A. as Trust  Administrator  for American
General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1, made a monthly distribution to Certificateholders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among Bond Securitization, L.L.C. as Depositor, Second Street Funding Corporation as Seller, American General Finance Corporation as Master Servicer, U. S. Bank National Association as Trustee and Bank One, N.A. as Trust Administrator.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99.1 Report to Holders of American General Mortgage Loan Trust 2003-1 Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1 relating to the Distribution Date of October 27, 2003 prepared by Bank One, N.A. as Trust Administrator under the Pooling and Servicing Agreement dated as of May 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2003





                          By: /s/ R. Tarnas
                              ------------------------------
                          Name:   R. Tarnas
                                  Vice President
                                  Bank One, N.A.
                                  as Trust Administrator

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 27, 2003








                             EX-99.1466
                             Computational Material

                             Payment Date: 10/27/03


          ------------------------------------------------------------
                    American General Mortgage Loan Trust 2003-1
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A-1       100,069,901.31    1.240000%    14,409,000.30    110,299.27   14,519,299.57       0.00       0.00
                        A-2        34,000,000.00    2.540000%             0.00     71,966.67       71,966.67       0.00       0.00
                        A-3        44,820,000.00    4.030000%             0.00    150,520.50      150,520.50       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M-1        16,190,000.00    4.260000%             0.00     57,474.50       57,474.50       0.00       0.00
                        M-2        15,550,000.00    4.690000%             0.00     60,774.58       60,774.58       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        210,629,901.31     -           14,409,000.30    451,035.52   14,860,035.82     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A-1        85,660,901.01              0.00
                                A-2        34,000,000.00              0.00
                                A-3        44,820,000.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M-1        16,190,000.00              0.00
                                M-2        15,550,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        196,220,901.01     -
--------------------------------------------------------------------------------

                             Payment Date: 10/27/03


          ------------------------------------------------------------
                         American General Mortgage Loan Trust 2003-1
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1

          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A-1   100,069,901.31     1.240000% 02639MAA4    98.354951      0.752896    584.716048
                           A-2    34,000,000.00     2.540000% 02639MAB2     0.000000      2.116667  1,000.000000
                           A-3    44,820,000.00     4.030000% 02639MAC0     0.000000      3.358333  1,000.000000
Residual                   R               0.00     0.000000% 02639MAF3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M-1    16,190,000.00     4.260000% 02639MAD8     0.000000      3.550000  1,000.000000
                           M-2    15,550,000.00     4.690000% 02639MAE6     0.000000      3.908333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     210,629,901.31       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                         American General Mortgage Loan Trust 2003-1
      Mortgage Loan Asset-Backed Pass-Through Certificates, Series 2003-1

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       205,877,174.98   205,877,174.98
Loan count                   3614             3614
Avg loan rate          10.595639%        10.595639
Prepay amount       12,495,879.94    12,495,879.94

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        91,186.23        91,186.23
Sub servicer fees            0.00             0.00
Trustee fees             2,845.01         2,845.01


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           83.824353%           100.000000%            164,480,901.01
   -----------------------------------------------------------------------------
   Junior           16.175647%             0.000000%             31,740,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          15                 1,035,333.39
60 to 89 days                          14                   694,146.83
90 or more                              2                   106,859.29
Foreclosure                             0                         0.00

Totals:                                31                 1,836,339.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           14,860,035.82         14,860,035.82
Principal remittance amount           14,409,000.30         14,409,000.30
Interest remittance amount               451,035.52            451,035.52